___________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2015

INDEPENDENT FILM DEVELOPMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53103	56-2676759
(State of Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

845 Third Avenue, 6th Floor New York, NY		10022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 295-1711

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03 Material Modification to Rights of Security Holders

On February 11, 2015, the Board of Directors of the Company approved an amendment and restatement of the Company’s Articles of Incorporation attached hereto as Exhibit 3(i). The purpose of the amendment and restatement of the Articles of Incorporation was to:

(i)	Increase the number of authorized shares of Preferred Stock to 15,000,010;

(ii)	Increase the number of authorized shares of Common Stock to 2,000,000,000;

(iii)	Set the par value of the Common Stock to$0.00001;

(iv)	Define, with respect to the Preferred Stock, the manner in which the Board may define the powers, preferences, rights, and restrictions thereof.

Also on February 11, 2015, the Board of Directors approved an amendment and restatement of the Company’s Bylaws, in the form attached hereto as Exhibit 3(ii).

Also on February 11, 2015, the Board of Directors approved Certificates of Designation to the Company’s Articles of Incorporation, specifying the rights, privileges, preferences, and restrictions of Series AA and B Preferred Stock. The respective Certificates of Designation are attached hereto as Exhibits 3(iii), and 3(iv) to this Current Report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 11, 2015, the Board of Directors approved a restatement of the Company’s Articles of Incorporation and Bylaws as more particularly described in Item 3.03 above.

Also on February 11, 2015, the Board of Directors approved Certificates of Designation to the Company’s Articles of Incorporation, specifying the rights, privileges, preferences, and restrictions of Series AA and B Preferred Stock. The respective Certificates of Designation are attached hereto as Exhibits 3(iii), and 3(iv) to this Current Report.

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 11, 2015, the Board of Directors and holders of a majority of the voting rights of the Company’s capital stock approved a restatement of the Company’s Articles of Incorporation and Bylaws as more particularly described in Item 3.03 above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3(i)	Amended and Restated Articles of Incorporation of Independent Film Development Corporation.

3(ii)	Amended and Restated Bylaws of Independent Film Development Corporation.

3(iii)	Series AA Certificate of Designation to the Articles of Incorporation of Independent Film Development Corporation.

3(iv)	Series B Certificate of Designation to the Articles of Incorporation of Independent Film Development Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Independent Film Development Corporation

Date: February 18, 2015	By: /s/ Jeff Ritchie
Jeff Ritchie, interim Chief Executive Officer